AGREEMENTS	9 Months Ended
Mar. 31, 2013
AGREEMENTS [Text Block]

NOTE 10 – AGREEMENTS

On February 20, 2013, the Company executed a non-binding letter of intent with a foreign entity traded on the OTCBB (“Pubco”), for the sale of all of the issued and outstanding securities of the capital of the Company. Under the proposed terms, the parties will enter into a business combination whereby Pubco will purchase all of the securities of the Company in exchange for 43,000,000 shares of common stock of Pubco, which will represent approximately 55 ”% of the issued and outstanding shares of Pubco as of the closing of the transaction. Upon the closing, the Company will become a wholly-owned subsidiary of Pubco. At closing, the Company will have the right to nominate all of the officers of Pubco and three directors, while the other shareholders of Pubco will have the right to nominate two directors.

The Company received a $150,000 bridge loan (see Note 6 above) from Pubco on February 28, 2013 in connection with the execution of the letter of intent. Upon consummation of the proposed sale, the bridge loan will become convertible into one share of Pubco common stock and 1.5 warrants for additional shares of Pubco common stock.

On or before the closing date, Pubco agrees to complete one or more private placements for aggregate gross proceeds of not less than $500,000, and within 135 days of the closing date to complete an additional one or more private placements for aggregate gross proceeds of not less than $250,000.

The closing date for the contemplated transaction is on or before April 16, 2013. In the event the proposed sale is not completed, the bridge loan along with any unpaid or accrued interest is due and payable on April 30, 2013.